SECURITIES AND EXCHANGE COMMISSION
			Washington, D.C.  20549


				Form 8-K/A
			   (Amendment No. 1)

	Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  March 26, 2001


				TelVue Corporation
		(Exact Name of Registrant as Specified in Charter)

		Delaware		0-17170		51-0299879
	(State or Other Jurisdiction	(Commission  (I.R.S. Employer
  	    of Incorporation)		File Number) Identification No.)

	16000 Horizon Way, Suite 500, Mt. Laurel, New Jersey	08054
	(Address of Principal Executive Offices)    	     (Zip Code)

	Registrant's telephone number, including area code:  (856) 273-8888


The Current Report on Form 8-K filed by TelVue Corporation on March 26, 2001 is hereby amended to include the financial information required in
Item 7.


Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits.

	(a)	Financial Statements of Business Acquired:
		See below for the audited financial statements required by this Item.

	(b)	Pro Forma Financial Information:
		See below for the pro forma financial
		information required by this Item.

	(c)	Exhibits: None

			TABLE OF CONTENTS

								Page
								 No.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

	Balance Sheet

	Statement of Operations

	Statement of Changes in Stockholder's Equity (Deficit)

	Statement of Cash Flows

	Notes to Financial Statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To The Board of Directors
J.D. Kraengel and Associates, Inc. f/k/a
Dacon Corporation d/b/a Source Communications Group
Mullica Hill, New Jersey



We have audited the accompanying balance sheet of J.D. Kraengel and Associates, Inc. f/k/a Dacon Corporation d/b/a Source Communications Group (an S Corporation) as of December 31, 2000, and the related statements of operations, changes in stockholder's equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of J.D. Kraengel and Associates, Inc. f/k/a Dacon Corporation d/b/a Source Communications Group as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Pressman Ciocca Smith LLP
Huntingdon Valley, PA  19006
May 10, 2001

J.D. KRAENGEL AND ASSOCIATES, INC. F/K/A DACON CORPORATION
D/B/A SOURCE COMMUNICATIONS GROUP

BALANCE SHEET
December 31, 2000


  ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                $   51,100
    Accounts receivable - trade, less allowance
     for doubtful accounts of $3,600                            256,695
    Inventory                                                     8,891
    Other current assets                                            100
                                                             ----------
TOTAL CURRENT ASSETS                                            316,786

  PROPERTY AND EQUIPMENT                                        319,663
    Less accumulated depreciation                               230,059
                                                             ----------
                                                                 89,604

                                                             $  406,390
                                                             ==========
  LIABILITIES AND STOCKHOLDER'S DEFICIT

  CURRENT LIABILITIES
    Accounts payable and accrued expenses                    $  168,126
    Payroll and sales taxes payable                              10,854
    Accrued pension contribution                                 45,228
    Due to stockholder                                          421,584
                                                             ----------
                                                                645,792

  STOCKHOLDER'S EQUITY (DEFICIT)
    Common stock, $1 par value, 1,000 shares authorized,
     100 shares issued and outstanding                             100
    Additional paid-in capital                                  14,900
    Accumulated deficit                                       (254,402)
                                                            ----------
                                                              (239,402)
                                                            ----------
                                                            $  406,390
                                                            ==========

See accompanying notes.

J.D. KRAENGEL AND ASSOCIATES, INC. F/K/A DACON CORPORATION
D/B/A SOURCE COMMUNICATIONS GROUP

STATEMENT OF OPERATIONS
Year Ended December 31, 2000

  REVENUES                                                  $1,934,164

 COST OF GOODS SOLD                                          1,361,944
                                                            ----------
GROSS PROFIT                                                   572,220

  OPERATING EXPENSES                                           568,493
                                                            ----------
INCOME BEFORE OTHER INCOME                                       3,727

  OTHER INCOME
    Interest income                                              5,193
                                                            ----------
NET INCOME                                                  $    8,920
                                                            ==========

See accompanying notes.

J.D. KRAENGEL AND ASSOCIATES, INC. F/K/A DACON CORPORATION
D/B/A SOURCE COMMUNICATIONS GROUP

STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIT)
Year Ended December 31, 2000


  COMMON STOCK
    Balance at beginning and end of year                    $      100
                                                            ==========
  ADDITIONAL PAID-IN CAPITAL
    Balance at beginning and end of year                    $   14,900
                                                            ==========

  ACCUMULATED DEFICIT
    Balance at beginning of year                            $ (263,322)
    Net income                                                   8,920
                                                            ----------
                                                            $ (254,402)
                                                            ==========
TOTAL STOCKHOLDER'S
EQUITY (DEFICIT)                                            $ (239,402)
                                                            ==========

See accompanying notes.

J.D. KRAENGEL AND ASSOCIATES, INC. F/K/A DACON CORPORATION
D/B/A SOURCE COMMUNICATIONS GROUP

STATEMENT OF CASH FLOWS
Year Ended December 31, 2000

  CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                              $    8,920
    Adjustments to reconcile net income to net cash
     (used in) operating activities
    Depreciation                                                35,914
    Changes in operating assets and liabilities:
      Accounts receivable - trade                             (156,255)
      Inventory                                                 83,708
      Other current assets                                       1,847
      Accounts payable and accrued expenses                    (53,090)
      Payroll and sales tax payable                              8,299
      Accrued pension contribution                              45,228
                                                            ----------
NET CASH (USED IN)
OPERATING ACTIVITIES                                           (25,429)

  CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                       (7,012)

  CASH FLOWS FROM FINANCING ACTIVITIES
    Reduction in due to stockholder                           (104,498)
                                                            ----------

NET DECREASE IN CASH                                          (136,939)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                 188,039
                                                            ----------

CASH AND CASH EQUIVALENTS
AT END OF YEAR                                              $   51,100
                                                            ==========

Supplementary Disclosures of Cash Flow Information

  Cash paid during the year for:
    Interest                                                $        -
                                                            ==========

    Income taxes                                            $        -
                                                            ==========

See accompanying notes.

J.D. KRAENGEL AND ASSOCIATES, INC. F/K/A DACON CORPORATION
D/B/A SOURCE COMMUNICATIONS GROUP

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of J.D. Kraengel and Associates, Inc. f/k/a Dacon Corporation d/b/a Source Communications Group ("the Company") is presented to assist in understanding the Company's financial statements. These accounting policies conform to generally accepted accounting principles.

Business Activity and Concentration of Cash and Credit Risk

The Company provides communications solutions and network integration primarily to customers located in the Mid-Atlantic states. Consequently, the Company's ability to collect amounts due from customers is affected by economic conditions in this area.

The Company maintains cash balances at three major financial institutions in the Philadelphia area. One account is insured by the Bank Insurance Fund up to $100,000. At times, the Company maintains a cash balance in excess of the insured amount. The other accounts are uninsured.

During 2000, two customers accounted for 30% and 12% of sales and 16% and 0% of receivables at December 31, 2000.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers securities purchased with an original maturity of three (3) months or less to be cash equivalents.

Accounts Receivable - Trade

The Company uses the allowance method to provide for uncollectible accounts receivable. The allowance is determined based on historical experience and management's evaluation of outstanding accounts receivable.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined by the first-in, first-out method, and market represents the lower of replacement cost or estimated net realizable value.

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the accelerated and straight-line methods. For income tax purposes, recovery of capital costs for property and equipment is made using accelerated methods over statutory recovery periods. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Valuation of Long-Lived Assets

The Company continually evaluates whether events or circumstances have occurred that indicate that the remaining useful lives of its long-lived assets should be revised or that the remaining balance of such assets may not be recoverable using objective methodologies. Such methodologies include evaluations based on the cash flows generated by the underlying assets or other determinants of fair value. As of December 31, 2000, management believes that no revisions to the remaining lives or write-downs of deferred charges are required.

Advertising

The Company follows the policy of expensing the cost of advertising when incurred.

S Corporation

The Company, with the consent of the sole shareholder, has elected to be treated as an "electing small business corporation" for federal and state income tax purposes. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for corporate income taxes has been included in these financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

The schedule of property and equipment at December 31, 2000 is as follows:


                                Estimated
                               Useful Lives
                                In Years

  Furniture and fixtures       $  74,404                7
  Equipment                      245,259                5
                               ---------
                               $ 319,663
                               =========

NOTE 3 - DUE TO STOCKHOLDER

At December 31, 2000, the Company had a payable of $421,584 due to its sole stockholder. No repayment terms have been established.

NOTE 4 - DEFINED BENEFIT PENSION PLAN

The Company has a defined benefit pension plan covering all employees who are at least 21 years of age and have completed two years of service. Benefits are based on years of service and the employee's compensation. The Company's funding policy to contribute annually at least the maximum amount deductible for Federal income tax purposes.

The following table provides further information about the plan at October 1, 2000 and amounts recognized in the accompanying balance sheet at December 31, 2000:

    Fair value of plan assets at October 1, 2000     $   388,934
    Present value of benefits                          1,000,642
    Present value of vested accrued benefits             277,324
    Benefit cost                                         155,948
    Employer contributions                               145,228
    Benefits paid                                              -

    Weighted average assumptions as of October 1, 2000:
      Expected return on plan assets                           7%

NOTE 5 - RELATED PARTY TRANSACTIONS

The Company leases its facilities from the sole stockholder under a month-to-month lease. Rental expense was $24,000 for the year ended December 31, 2000.

NOTE 6 - SUBSEQUENT EVENTS

In February 2001, the Company changed its name to J.D. Kraengel and Associates, Inc.

On March 9, 2001, the Company sold substantially all of its assets, consisting primarily of material contracts with equipment, software and communication service providers, to TelVue Corporation ("TelVue") for $1.3 million under the terms of an asset purchase agreement which was signed on February 14, 2001. TelVue, a Delaware Corporation located in Mt. Laurel, New Jersey, sells automatic number identification telecommunications services to the cable television industry. The proceeds consisted of $1,000,000 in cash and $300,000 pursuant to a promissory note.

      Unaudited Pro Forma Financial Statements

The unaudited pro forma financial statements are based on the historical financial statements of TelVue Corporation ("TelVue") and the historical financial statements of J.D. Kraengel and Associates f/k/a Dacon Corporation d/b/a Source Communications Group ("Source").

The Pro Forma Statements of Operations give effect to the Source acquisition as if it had occurred as of January 1, 2000. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what TelVue's results of operations would actually have been had the Source acquisition in fact occurred on January 1, 2000, or to project TelVue's results of operations for any future date or period. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of TelVue
(included in TelVue's Form 10-KSB, dated March 28, 2001) and
Source (included elsewhere in this Form 8-K/A).

TELVUE CORPORATION
PRO FORMA STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2001

                             Historical   Historical   Pro Forma     TelVue
                               TelVue       Source    Adjustments   Pro Forma

REVENUES                     $1,368,720   $  307,977   $        -   $1,676,697

OPERATING EXPENSES
  Service                       558,770      241,932            -      800,702
  Selling and marketing         177,236       13,401            -      190,637
  General and administrative    209,121       91,202      (45,228)(a)  209,909
                                                          (12,186)(b)
                                                          (33,000)(h)
  Depreciation and amortization  83,297            -        1,786 (d)  105,916
                                                           20,833 (e)
                              ---------    ---------    ---------    ---------
TOTAL OPERATING EXPENSES      1,028,424      346,535      (67,795)   1,307,164
                              ---------    ---------    ---------    ---------
OPERATING INCOME (LOSS)         340,296      (38,558)      67,795      369,533

OTHER INCOME (EXPENSE)
  Interest income                10,500          240            -       10,740
  Interest expense              (57,056)           -      (23,063)(f)  (80,119)
                              ---------    ---------    ---------    ---------
                                (46,556)         240      (23,063)     (69,379)
                              ---------    ---------    ---------    ---------
INCOME BEFORE TAXES             293,740      (38,318)      44,732      300,154

INCOME TAX                     (102,595)           -       (2,565)(g) (105,160)
                              ---------    ---------    ---------    ---------
NET INCOME                      191,145    $ (38,318)  $   42,167      194,994
                                           =========    =========
DIVIDENDS ON REDEEMABLE
CONVERTIBLE PREFERRED STOCK    (105,561)                              (105,561)
                              ---------                              ---------
NET INCOME AVAILABLE TO
COMMON STOCKHOLDERS          $  85,584                              $   89,433
                             =========                               =========
NET INCOME PER COMMON SHARE
  Basic                          $0.00                                   $0.00
                             =========                               =========
  Diluted                        $0.00                                   $0.00
                             =========                               =========
See notes to unaudited pro forma financial statements.

TELVUE CORPORATION
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

                             Historical   Historical    Pro Forma    TelVue
                               TelVue        Source    Adjustments  Pro Forma

REVENUES                     $4,941,575   $1,934,164   $       -    $6,875,739

OPERATING EXPENSES
  Service                     1,999,597    1,361,944            -    3,361,541
  Selling and marketing         583,328      146,941            -      730,269
  General and administrative    605,801      385,638     (145,228)(a)  822,211
                                                          (24,000)(b)
  Depreciation and amortization 385,409       35,914      (35,914)(c)  475,885
                                                            7,143 (d)
                                                           83,333 (e)
                              ---------    ---------    ---------    ---------
TOTAL OPERATING EXPENSES      3,574,135    1,930,437     (114,666)   5,389,906
                              ---------    ---------    ---------    ---------
OPERATING INCOME              1,367,440        3,727      114,666    1,485,833

OTHER INCOME (EXPENSE)
  Interest income                22,853        5,193            -       28,046
  Interest expense             (269,815)           -      (92,250)(f) (362,065)
                              ---------    ---------    ---------    ---------
                               (246,962)       5,193      (92,250)    (334,019)
                              ---------    ---------    ---------    ---------
INCOME BEFORE TAXES           1,120,478        8,920       22,416    1,151,814

INCOME TAX                     (400,336)           -      (12,535)(g) (412,871)
                              ---------    ---------    ---------    ---------
NET INCOME                      720,142   $    8,920   $    9,881      738,943
                                           =========    =========
DIVIDENDS ON REDEEMABLE
CONVERTIBLE PREFERRED STOCK   (422,244)                               (422,244)
                             ---------                               ---------
NET INCOME AVAILABLE TO
COMMON STOCKHOLDERS          $  297,898                             $  316,699
                             ==========                             ==========
NET INCOME PER COMMON SHARE
  Basic                           $0.01                                  $0.01
                             ==========                             ==========
  Diluted                         $0.01                                  $0.01
                             ==========                             ==========
See notes to unaudited pro forma financial statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma statements of operations for the year ended December 31, 2000 and for the three months ended March 31, 2001, give effect to the Source acquisition as if it had occurred on January 1, 2000. The following pro forma adjustments have been made to the unaudited pro forma statements of operations to reflect the Source acquisition.

(a)	To eliminate Source's defined benefit plan expense.
	The defined benefit plan was excluded from the Source acquisition.

(b)	To reverse duplicative facilities expenses of Source not retained by
TelVue.

(c)	To reverse historical depreciation expense of Source.

(d)	To record depreciation expense of property and equipment acquired from
Source.

(e)	To record amortization expense of goodwill and covenant-not-to compete acquired from Source.

(f)	To record interest expense as a result of $950,000 of additional debt incurred with  the acquisition of Source.

(g)	To record the tax effect of the pro forma income at an assumed combined
	federal and state income tax rate of 40%.

(h)	To eliminate one-time transaction expenses incurred.

				SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

			TELVUE CORPORATION

			By:	/s/ FRANK J. CARCIONE

				Frank J. Carcione,
				President and Chief Executive Officer

			Date:	May 25, 2001
